AMENDMENT NO 1. TO SECURITY AGREEMENT

     This Amendment No 1 dated March 9, 2004 ("Amendment") to the Security Agreement dated December 9, 2003 (together referred to as the "Security Agreement") is by and among Citadel Media, Inc., a Washington corporation ("Media"), TheInsiders.com, LLC, a Washington limited liability company and Citadel Publishing, LLC, both wholly owned subsidiaries of Media (collectively "Subsidiaries"), and Orion Acquisition Corp. II, a Delaware corporation ("Lender").

                                    Recitals

     Whereas, pursuant to the terms of the Note of even date herewith in the amount of $250,000 issued by Media, Lender has loaned money to Media for the consolidated business operations of Media and the Subsidiaries; and;

     Whereas, Lender has previously lent the amount of $500,000 on December 9, 2003 ("December Orion Note") to Media for the consolidated business operations of Media and the Subsidiaries and wishes to include the new loan within the terms of the Security Agreement.

                                    Agreement

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1.1. RESTATEMENT OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS. Media and each of the Subsidiaries, jointly and severally, restate the representations, warranties and covenants set forth in the Security Agreement dated December 9, 2003, as if made on the date of this Amendment, and represent that each is not in breach thereof.

     1.2. DEFINITIONS MODIFIED. The following definitions in the Security Agreement are hereby amended by this Amendment.

          (a). "DEFAULT" means, at the sole option of Lender, the occurrence of any of the following:

               (i). Media fails to pay interest or principal payments when due and payable under the Note, or any other event of default occurs under the terms of the Note;

               (ii). Media fails to pay interest or principal payments when due and payable under the December Orion Note, or any other event of default occurs under the terms of the December Orion Note;

               (iii). Media or Subsidiaries fails to comply with any of the Obligations, or fails to perform or observe any term, condition or covenant in this Security Agreement; or

               (iv). Media or Subsidiaries breaches any of the representations and warranties in this Security Agreement or violates any covenants in this Security Agreement.

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          (b). "NOTE" means the Promissory Note between Media and the Lender of even date issued by Media in the principal amount of $250,000 and the December Orion Note.

          (c). "OBLIGATIONS" means any and all of the debts, financial obligations, and other duties owed by Media and each of the Subsidiaries under
(i) this Security Agreement; (ii) the Note; (iii) the December Orion Note, and
(iv) any and all of Media and each of the Subsidiaries Media other present and future financial or other obligations to Lender.

          (d). "PERMITTED ENCUMBRANCES" means (i) the loan from Media to the Subsidiaries, or (ii) purchase money security interests, or security interest granted on assets hereafter acquired by Media or the Subsidiaries.

     1.3. REAFFIRMATION OF SECURITY AGREEMENT. Unless otherwise herein provided, the Security Agreement is hereby reaffirmed by the Maker and the Subsidiaries in all respects. All terms not otherwise defined herein shall have the meanings assigned to them in the Security Agreement dated December 9, 2003.

     IN WITNESS WHEREOF, the parties have signed this agreement as of the date first above written.

MEDIA:

CITADEL MEDIA, INC.
2125 Western Avenue, Suite 200
Seattle, WA  98121

/s/ James C. Heckman
--------------------
By: James C. Heckman
Title: Chief Executive Officer

CITADEL PUBLISHING, LLC
2125 Western Avenue, Suite 200
Seattle, WA  98121

/s/ James C. Heckman
--------------------
By: James C. Heckman
Title: Chief Executive Officer

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THEINSIDERS.COM, LLC:

2125 Western Avenue, Suite 200
Seattle, WA  98121

/s/ James C. Heckman
--------------------
By: James C. Heckman
Title: Chief Executive Officer

ORION ACQUISITION CORP. II:
Suite 1020
401 Wilshire Boulevard
Santa Monica, California 90401

/s/ Dyana Marlett
-----------------
By: Dyana Marlett
Title: Secretary

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